UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2009

LENNOX INTERNATIONAL INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2009, Lennox International Inc. (the “Company”) issued a press release announcing the hiring of Robert W. Hau to serve as Executive Vice President and Chief Financial Officer, effective October 5, 2009. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Mr. Hau, age 43, has served, since 2006, as Vice President and Chief Financial Officer of the Aerospace Business Group of Honeywell International Inc. From 2005 to 2006, Mr. Hau served as Vice President and Chief Financial Officer of the Specialty Materials Business Group of Honeywell International and from 2002 to 2005 he served as Vice President and Chief Financial Officer of the Aerospace Electronic Systems Unit of Honeywell International. Mr. Hau has no family relationships with any director or executive officer of the Company and Mr. Hau has no understandings or arrangements with any person pursuant to which he was selected as an officer of the Company. In addition, Mr. Hau has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

Mr. Hau will be paid an annual base salary of $425,000 and will participate in the Company’s short-term variable pay program. Under the Company’s short-term variable pay program, Mr. Hau’s target payout opportunity is 70% of his base salary, with a potential payout between 0% and 225% of the targeted amount. The 2009 payout of Mr. Hau’s short-term variable pay award will be pro-rated based on the effective date of his appointment.

In connection with Mr. Hau’s appointment, he will receive a sign-on bonus of $425,000, subject to repayment by Mr. Hau if he voluntarily leaves the Company within first 36 months of employment. He will also receive the following long-term equity incentive award under the Company’s Amended and Restated 1998 Incentive Plan:

		Number of
Award	Grant Date	Underlying Units
Restricted Stock Units	October 5, 2009	10,000

Mr. Hau’s restricted stock unit award will vest on October 5, 2012, provided that he remains employed by the Company. The Form of 2009 Long-Term Incentive Award Agreement for U.S. Employees of the Company is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on December 17, 2008 and incorporated herein by reference.

Mr. Hau will be a party to an employment agreement, an indemnification agreement and a change in control agreement with the Company, each of which will be effective as of October 5, 2009. Except as otherwise described above, the material terms of Mr. Hau’s agreements are substantially similar to the Company’s form of employment agreement (the “Employment Agreement”), form of indemnification agreement (the “Indemnification Agreement”) and form of change of control employment agreement (the “Change of Control Agreement”) each as previously filed by the Company. The Form of Employment Agreement is filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference and the Form of Amendment to Employment Agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 12, 2007 and incorporated herein by reference. The Form of Change in Control Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 17, 2008 and incorporated by reference. The Form of Indemnification Agreement is filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-75725) filed on April 6, 1999 and incorporated herein by reference. Descriptions of the material terms of the Employment Agreement, the Change in Control Agreement and the Indemnification Agreement are included in the Company’s 2009 Proxy Statement filed with the Securities and Exchange Commission on April 17, 2009 and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) The following exhibit is being filed with this Current Report on Form 8-K.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Lennox International, Inc. Press Release dated September 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: September 3, 2009

By: /s/ Kenneth C. Fernandez
Name: Kenneth C. Fernandez
Title: Law Director – Securities

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Lennox International, Inc. Press Release dated September 3, 2009.

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